UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2012

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 324-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 3, 2012, Patriot National Bancorp, Inc. (“Patriot”) entered into an amendment (the “Amendment”) to a certain Written Agreement, dated June 2, 2010, by and between Patriot and the Federal Reserve Bank of New York (the “Original Written Agreement”). The Amendment adds PNBK Holdings LLC and its affiliates as parties to the Original Written Agreement, which was a condition to the closing of the recapitalization transaction in October 2010. The Original Written Agreement was attached as Exhibit 10(a)(16) to Patriot’s Form 10-K for the fiscal year ended December 31, 2010, which was filed on March 23, 2011 and incorporated herein by reference. Patriot does not believe that the Amendment is material. A copy of the Amendment is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Amendment, dated August 3, 2012, to Written Agreement, dated June 2, 2010, by and between Patriot National Bancorp, Inc. and the Federal Reserve Bank of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: August 20, 2012	By:	/s/ Robert F. O’Connell
Robert F. O’Connell Senior Executive Vice President and Chief Financial Officer